DELAWARE GROUP® EQUITY FUNDS IV
Delaware Growth Equity Fund
(the “Fund”)

Supplement to the Fund’s Statutory and Summary Prospectuses and Statement of Additional Information dated January 28, 2022

On March 28, 2022, the Board of Trustees of Delaware Group Equity Funds IV approved the reorganization (Reorganization) of the Fund into a substantially similar fund and share class of Cantor Growth Equity Fund, a series of Cantor Select Portfolios Trust, as follows:

Delaware Growth Equity Fund Share Class	Cantor Growth Equity Fund Share Class
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
The Reorganization is subject to the approval of Fund shareholders at a special shareholder meeting to be held on or about July 22, 2022.  If approved by Fund shareholders, the Reorganization is expected to take place on or about the close of business on September 16, 2022. The costs related to the Reorganization will not be borne by the Fund; instead, costs will be borne by Delaware Management Company and Cantor Fitzgerald Investment Advisors, L.P., regardless of whether the Reorganization is consummated.
No shareholder action is necessary at this time. More detailed information about the Reorganization will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 16, 2022.